                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 20, 2001



                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


000-24261                                                         68-0140361
(Commission                                                     (IRS Employer
File Number)                                                 Identification No.)


15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                         94925
     (Address of Principal Executive Offices)                         (Zip Code)


                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS

            On November 20, 2001, we issued a press release announcing our third quarter results. The full text of the press release in connection with our third quarter results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


      (c) Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated November 20, 2001, regarding the
                  registrant's third quarter results.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RESTORATION HARDWARE, INC.



Dated: November 21, 2001           By: /s/ Gary G. Friedman
                                       -----------------------------------------
                                       Gary G. Friedman, Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release, dated November 20, 2001, regarding the
                  registrant's third quarter results.